                                                                      (HERITAGE
                                                                        INCOME
                                                                         TRUST
                                                                         LOGO)


                   [pictures of people working and playing]

                      The Intelligent Creation of Wealth.


                         INTERMEDIATE GOVERNMENT FUND
                             HIGH YIELD BOND FUND


                                 ANNUAL REPORT
                          and Investment Performance
                           Review for the Year Ended
                              September 30, 2001


                                (HERITAGE LOGO)
                                ----------------
                                INCOME TRUST(TM)
                                ----------------

                                                                October 20, 2001

Dear Valued Shareholders:

     We at Heritage Asset Management join with the rest of the nation to offer our condolences to those who have suffered as a result of the recent terrorist activity. Although the tragedies on September 11th and recent bio-terrorist attacks are deeply disturbing, we have been uplifted by the unity and resilience shown by the American people and our allies. We look forward to economic growth in the months ahead.

     I am pleased to provide you with the annual report for the fiscal year ended September 30, 2001, for Heritage Intermediate Government Fund and Heritage High Yield Bond Fund. Together, these portfolios comprise the Heritage Income Trust (the "Funds"). For this fiscal year, the Intermediate Government Fund provided positive returns of 11.76%*, 11.46%* and 11.32%* on its Class A, Class B and Class C shares, respectively. The High Yield Bond Fund experienced negative returns of 1.04%*, 1.55%* and 1.55%* on its Class A, Class B and Class C shares, respectively.

     While both Funds have benefited throughout the year from the series of interest rate cuts by the Federal Reserve, each reacted differently to the market uncertainty. Both Funds had a positive return for the 11 months ended August 31, 2001. However, the tragedies on September 11th and subsequent events caused an emergency rate cut by the Federal Reserve and an enormous amount of instability in the market. The Intermediate Government Fund benefited from these factors, and posted its highest one-month return for the period ended September 30, 2001. On the other hand, the rate cut was not enough to offset the instability and uncertainty of future corporate profits. As a result, for the month of September, the performance of the High Yield Bond Fund suffered, causing the fund to experience negative returns for the fiscal year.

     In the letters that follow, Peter Wallace, portfolio manager for the Intermediate Government Fund, and Peter Wilby, portfolio manager for the High Yield Bond Fund, comment in further detail on the performance of the Funds. I hope you find their remarks helpful in understanding how your Fund's investment portfolio is managed.

     On behalf of Heritage, I thank you for investing in Heritage Income Trust. Please call your financial advisor or Heritage at (800) 421-4184 if you have any questions.

                                          Sincerely,

                                          /s/ RICHARD K. RIESS

                                          Richard K. Riess
                                          President

---------------

* These returns are calculated without the imposition of either front-end or contingent deferred sales charges.

                                                                October 23, 2001

Dear Fellow Shareholders:

     For the fiscal year ended September 30, 2001, the Heritage Income
Trust -- Intermediate Government Fund (the "Fund") returned 11.76%* on Class A shares, 11.46%* on Class B shares and 11.32%* on Class C shares after fees and expenses. The Lehman Brothers Intermediate Government Index returned 12.87% and the Lehman Intermediate Government/Credit Index returned 12.90% over the same period. Neither of the benchmark indices are subject to fees and expenses. The average fund in the Lipper Intermediate Government category returned 12.08%.

     During the fiscal year, bond yields fell and prices rose sharply particularly after the terrorist attacks of September 11th. The following table shows the dramatic change in yield levels and returns across the treasury yield curve:

                                                   09/29/00   09/28/01   CHANGE   RETURNS
                                                   --------   --------   ------   -------
3 month..........................................   6.204%     2.365%    -3.839%    +5.50%
6 month..........................................   6.269%     2.348%    -3.921%    +6.29%
2 year...........................................   5.974%     2.847%    -3.127%   +10.44%
5 year...........................................   5.849%     3.802%    -2.047%   +13.82%
10 year..........................................   5.799%     4.586%    -1.213%   +13.47%
30 year..........................................   5.884%     5.419%    -0.465%   +10.55%

     Source: Yields and change, Bloomberg; Returns, Lehman Brothers.

     Although the domestic and world economies were weakening with the United States economy skirting on recession, undoubtedly the major factor influencing the downward pressure on the front end of the yield curve was the event of September 11th. On the first day of equity trading (September 17th), the Federal Reserve (the "Fed") quickly lowered the federal funds rate and the discount rate by 50 basis points and injected massive amounts of liquidity into the financial system. Daily Fed repurchase operations (Fed taking in securities for cash) were estimated at four to five times normal volume and the Fed sold large amounts of foreign currency for U.S. dollars. These actions immediately flooded the financial system with liquidity to help avert possible cash squeezes. At the regularly scheduled Federal Open Market Committee meeting on October 2nd, the Fed lowered rates by another 50 basis points. The effect of all these actions was to significantly reduce interest rates in the front end (shorter maturities) of the yield curve.

     Prior to the attacks, the U.S. economy was very sluggish with the manufacturing sector so slow as to be considered in its own recession. The overall economy had been saved from tumbling into recession by continued strength in consumer spending. Consumer confidence and spending had remained buoyant in spite of an ugly bear market for stocks, new waves of layoffs and rising unemployment. Housing remained quite robust at near record levels being supported by lower mortgage interest rates and an active refinancing market.

     During the fiscal year, domestic inflation remained under control with the Consumer Price Index rising only by 2.7% year-over-year through August 2001, compared to 3.5% increase for the twelve months ended September of 2000. The 0.8% decrease in inflation at the retail level is indicative of the lack of pricing power of corporations and certainly beneficial to fixed income investors. The "core" CPI, the CPI less the volatile food and fuel components, also stands at a year-over-year rate of 2.7%.

---------------

* These returns are calculated without the imposition of either front-end or contingent deferred sales charges.

     During the fiscal year, the Fed eased monetary policy substantially in order to avert a full-fledged recession. The Federal Open Market Committee slashed the federal funds rates on eight separate occasions lowering the rate from 6.5% to 3.00%, one of the sharpest reductions in history. (This does not include the 50 basis point reduction that occurred October 2nd immediately after the close of the fiscal year which reduced the federal funds rate to 2.50%, the lowest level since the early 1960s.)

     All of the above factors combined led to the dramatic decline in interest rates over the fiscal year. Looking forward, the Fed seems prepared to continue to reduce rates as needed to support the economy. Although in our view we expect these actions to be somewhat limited due to the current very low level of the federal funds rate. We do expect fiscal policy (tax reductions, government spending and so on) to become the pivotal determinant of economic stimulus in the months ahead. With the uncertainty of economic direction and possible high levels of price volatility in all markets, intermediate government bonds will likely provide continued security in the months ahead.

     Thanks for your continued confidence in the Heritage Income
Trust -- Intermediate Government Fund.

                                          Sincerely,

                                          /s/ H. PETER WALLACE
                                          H. Peter Wallace, CFA
                                          Senior Vice President
                                          Heritage Asset Management, Inc.
                                          Portfolio Manager, Intermediate
                                          Government Fund

              GROWTH OF A $10,000 INVESTMENT SINCE OCTOBER 1, 1991
             OF HERITAGE INCOME TRUST--INTERMEDIATE GOVERNMENT FUND
                                 CLASS A SHARES

                                       HERITAGE INCOME TRUST                            LEHMAN BROTHERS        LEHMAN BROTHERS
                                           -INTERMEDIATE       LEHMAN BROTHERS 1 TO       INTERMEDIATE           INTERMEDIATE
                                          GOVERNMENT FUND       3 YEAR GOVERNMENT     GOVERNMENT/CORPORATE     GOVERNMENT INDEX
                                              $16,320             INDEX $18,597          INDEX $20,234             $19,975
                                       ---------------------   --------------------   --------------------     ----------------
Oct-91                                        $ 9,625                $10,000                $10,000                $10,000
                                              $ 9,939                $10,367                $10,480                $10,481
                                              $ 9,830                $10,382                $10,384                $10,371
                                              $10,134                $10,681                $10,796                $10,773
Sep-92                                        $10,247                $10,993                $11,272                $11,245
                                              $10,275                $11,016                $11,231                $11,207
                                              $10,378                $11,255                $11,677                $11,626
                                              $10,429                $11,381                $11,929                $11,854
Sep-93                                        $10,409                $11,538                $12,197                $12,104
                                              $10,456                $11,612                $12,218                $12,122
                                              $10,453                $11,553                $11,970                $11,898
                                              $10,391                $11,554                $11,898                $11,831
Sep-94                                        $10,446                $11,670                $11,995                $11,922
                                              $10,443                $11,670                $11,982                $11,911
                                              $10,757                $12,056                $12,506                $12,406
                                              $11,185                $12,438                $13,131                $12,985
Sep-95                                        $11,331                $12,625                $13,347                $13,187
                                              $11,637                $12,934                $13,816                $13,627
                                              $11,527                $12,984                $13,701                $13,534
                                              $11,550                $13,120                $13,787                $13,625
Sep-96                                        $11,698                $13,339                $14,032                $13,859
                                              $11,947                $13,591                $14,375                $14,180
                                              $11,875                $13,678                $14,360                $14,177
                                              $12,236                $13,982                $14,783                $14,572
Sep-97                                        $12,549                $14,256                $15,182                $14,945
                                              $12,839                $14,494                $15,507                $15,276
                                              $12,993                $14,703                $15,749                $15,506
                                              $13,208                $14,929                $16,045                $15,793
Sep-98                                        $13,952                $15,386                $16,766                $16,531
                                              $13,891                $15,505                $16,814                $16,572
                                              $13,769                $15,599                $16,782                $16,527
                                              $13,657                $15,683                $16,715                $16,494
Sep-99                                        $13,786                $15,878                $16,869                $16,661
                                              $13,811                $15,965                $16,878                $16,653
                                              $14,014                $16,166                $17,131                $16,926
                                              $14,257                $16,443                $17,420                $17,234
Sep-00                                        $14,602                $16,805                $17,922                $17,696
                                              $15,161                $17,268                $18,585                $18,398
                                              $15,581                $17,752                $19,215                $18,950
                                              $15,567                $17,965                $19,344                $19,030
Sep-01                                        $16,320                $18,597                $20,234                $19,975

                         GROWTH OF A $10,000 INVESTMENT
     SINCE INCEPTION OF HERITAGE INCOME TRUST--INTERMEDIATE GOVERNMENT FUND
                       CLASS B SHARES ON FEBRUARY 2, 1998

                                       HERITAGE INCOME TRUST                            LEHMAN BROTHERS        LEHMAN BROTHERS
                                           -INTERMEDIATE       LEHMAN BROTHERS 1 TO       INTERMEDIATE           INTERMEDIATE
                                          GOVERNMENT FUND       3 YEAR GOVERNMENT     GOVERNMENT/CORPORATE     GOVERNMENT INDEX
                                              $12,111             INDEX $12,699          INDEX $12,897             $12,922
                                       ---------------------   --------------------   --------------------     ----------------
Feb-98                                        $10,000                $10,000                $10,000                $10,000
Mar-98                                        $ 9,999                $10,040                $10,039                $10,031
Jun-98                                        $10,157                $10,195                $10,228                $10,217
Sep-98                                        $10,716                $10,507                $10,687                $10,694
Dec-98                                        $10,670                $10,588                $10,718                $10,720
Mar-99                                        $10,548                $10,652                $10,698                $10,691
Jun-99                                        $10,466                $10,710                $10,655                $10,670
Sep-99                                        $10,557                $10,842                $10,753                $10,778
Dec-99                                        $10,566                $10,902                $10,758                $10,772
Mar-00                                        $10,716                $11,039                $10,920                $10,949
Jun-00                                        $10,892                $11,228                $11,104                $11,148
Sep-00                                        $11,134                $11,475                $11,424                $11,447
Dec-00                                        $11,492                $11,792                $11,847                $11,902
Mar-01                                        $11,721                $12,122                $12,248                $12,259
Jun-01                                        $11,628                $12,268                $12,330                $12,310
Sep-01                                        $12,111                $12,699                $12,897                $12,922

* Average annual returns for the Intermediate Government Fund Class A and B Shares are calculated in conformance with Item 21 of Form N-1A, which assumes the maximum sales load of 3.75% for Class A Shares, a contingent deferred sales load for Class B Shares (4% for the one year period and 3% for the life of Class B Shares) and reinvestment of dividends for Class A and B Shares. If Class B Shares were still held at the end of the period, the value would be $12,411. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected.

                         GROWTH OF A $10,000 INVESTMENT
     SINCE INCEPTION OF HERITAGE INCOME TRUST--INTERMEDIATE GOVERNMENT FUND
                        CLASS C SHARES ON APRIL 3, 1995

                                       HERITAGE INCOME TRUST     LEHMAN BROTHERS        LEHMAN BROTHERS
                                          - INTERMEDIATE           INTERMEDIATE           INTERMEDIATE       LEHMAN BROTHERS 1 TO
                                          GOVERNMENT FUND        GOVERNMENT INDEX     GOVERNMENT/CORPORATE    3 YEAR GOVERNMENT
                                              $14,863                $16,101             INDEX $16,179          INDEX $15,426
                                       ---------------------     ----------------     --------------------   --------------------
Apr-95                                        $10,000                $10,000                $10,000                $10,000
                                              $10,363                $10,467                $10,500                $10,317
Sep-95                                        $10,490                $10,629                $10,673                $10,471
                                              $10,767                $10,984                $11,047                $10,728
Mar-96                                        $10,652                $10,910                $10,956                $10,769
                                              $10,678                $10,983                $11,024                $10,883
Sep-96                                        $10,809                $11,172                $11,220                $11,064
                                              $11,030                $11,430                $11,495                $11,273
Mar-97                                        $10,959                $11,427                $11,482                $11,346
                                              $11,273                $11,746                $11,821                $11,597
Sep-97                                        $11,567                $12,047                $12,140                $11,825
                                              $11,826                $12,313                $12,400                $12,022
Mar-98                                        $11,951                $12,499                $12,593                $12,195
                                              $12,153                $12,730                $12,830                $12,383
Sep-98                                        $12,822                $13,325                $13,406                $12,762
                                              $12,766                $13,358                $13,445                $12,860
Mar-99                                        $12,635                $13,322                $13,419                $12,939
                                              $12,523                $13,295                $13,366                $13,009
Sep-99                                        $12,645                $13,430                $13,489                $13,170
                                              $12,657                $13,423                $13,495                $13,242
Mar-00                                        $12,835                $13,643                $13,698                $13,409
                                              $13,047                $13,891                $13,929                $13,639
Sep-00                                        $13,351                $14,264                $14,331                $13,939
                                              $13,848                $14,830                $14,861                $14,323
Mar-01                                        $14,210                $15,275                $15,365                $14,724
                                              $14,201                $15,339                $15,468                $14,901
Sep-01                                        $14,863                $16,101                $16,179                $15,426

* Average annual returns for the Intermediate Government Fund Class C Shares are calculated in conformance with Item 21 of Form N-1A, which assumes reinvestment of dividends for Class C Shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected.

                                                                October 15, 2001

Dear Shareholders:

     The Heritage Income Trust -- High Yield Bond Fund returned -1.04%* on its Class A shares for the fiscal year ended September 30, 2001. By comparison, the Salomon Smith Barney High Yield Market Index returned -6.02% and the Lipper High Current Yield Fund category returned -9.22%.

     For the fiscal year ended September 30, 2001, the high yield market experienced volatility due to large mutual fund swings and lower interest rates offsetting mixed economic data, equity market volatility, technology, telecom earnings warnings and downward guidance revisions. In October and November 2000, the high yield market remained in negative territory as a series of negative earnings revisions and economic data renewed concerns over sustainable economic growth and corporate profitability. Additionally, the high yield market's autumn difficulties were exacerbated by uncertainty surrounding the U.S. elections, continued mutual fund outflows and limited broker-dealer liquidity, which was further reduced by consolidations in the brokerage industry. In December 2000, the high yield market enjoyed a modest rally as well-received comments from Alan Greenspan, expressing a shift in concern towards the slowing economy and away from potential inflation, sparked anticipation of interest rate cuts in the first quarter of 2001. The calendar year began on a positive note as the market surged ahead, with telecom leading the rally, in response to much anticipated interest rate cuts and the resulting strong mutual fund inflows. However, first quarter earnings warnings and guidance revisions in the technology and telecommunications sectors, equity market volatility, and the subsequent gapping down of related telecom high yield issues, pulled the market into negative territory for March and April. The high yield market rallied in May, powered by substantial mutual fund inflows and the absence of negative telecom news. The brief rally ended in June as negative mutual fund flows, a heavy new issue calendar, and second quarter earnings warnings produced another set of price declines in many telecom issues. In July and August, the high yield market rallied once again as takeover speculation and debt buybacks by distressed telecommunications companies provided hope for potential positive event risk. The tragedy of September 11 caused the high yield market to record its worst month of performance (-7.20%) since the Salomon Smith Barney High Yield Market Index began in January 1989. These events introduced heightened volatility into the high yield market and had a particularly adverse impact on valuations of bonds from issuers in industries with more cyclical exposure or with exposure to the tourism and airline sectors.

     According to the Salomon Smith Barney High Yield Market Index, the average market yield at September 30, 2001 was 13.02%. This compares to 12.01% at March 31, 2001 and 12.69% at September 30, 2000. Spreads, which were 684 basis points at September 30, 2000, widened to 730 basis points at March 31, 2001 and further widened to 896 basis points at September 30, 2001. These figures reflect the volatility which has affected the U.S. credit markets as investors evaluate corporate profits in a weakening economy and the duration of the economic slowdown.

     Leading the market over the last twelve months have been higher rated securities and Energy, Financial, Healthcare, Utilities,
Supermarkets/Drugstores, and Services/Other. Industries that have lagged include lower-rated securities, Telecommunications, Textiles, Airlines, Automotive, Technology, and Chemicals.

     In response to the increased market volatility, the Heritage Income
Trust -- High Yield Bond Fund has been focused on continuing to upgrade credit quality over the past year. The Fund also increased its exposure to less cyclical sectors, such as Energy, Healthcare, and Utilities, while reducing its holdings in more cyclical sectors such as Automotive.

     The Fund's performance for the fiscal year was adversely affected by overweightings in Airlines and Automotive and underweightings in Financial, Healthcare, and Utilities. The Fund's performance was helped, however, by overweightings in Energy, Services/Other, and Supermarkets/Drugstores and by underweightings in Telecommunications, Technology, and Textiles.

---------------

* These returns are calculated without the imposition of front-end sales charges.

     Going forward, valuations in the market continue to appear attractive, yet we remain cautious as we believe that the longer-term positive effects of any Federal Reserve interest rate cuts and lower long-term interest rates are offset by several factors in the short run, including (i) heightened default concerns,
(ii) disappointing corporate profitability, (iii) intensified concerns over the U.S. and global economies, (iv) reduced secondary market liquidity, and (v) continued equity market volatility. In light of these conditions, we are continuing to pursue a conservative investment strategy geared to accumulating better quality credits.

                                          Best regards,

                                          /s/ PETER J. WILBY
                                          Peter J. Wilby
                                          Managing Director
                                          Salomon Brothers Asset Management Inc.
                                          Portfolio Manager, High Yield Bond
                                          Fund

              GROWTH OF A $10,000 INVESTMENT SINCE THE APPROVAL OF
      SALOMON AS SUBADVISER OF HERITAGE INCOME TRUST--HIGH YIELD BOND FUND
                              ON FEBRUARY 1, 1996

                                                 HERITAGE INCOME TRUST -     HERITAGE INCOME TRUST -      SALOMON SMITH BARNEY
                                                  HIGH YIELD BOND FUND        HIGH YIELD BOND FUND       HIGH YIELD MARKET INDEX
                                                 CLASS A SHARES $11,427      CLASS C SHARES $11,508              $12,273
                                                 -----------------------     -----------------------     -----------------------
Feb-96                                                   $ 9,625                     $10,000                     $10,000
Mar-96                                                   $ 9,715                     $10,061                     $10,062
                                                         $ 9,941                     $10,275                     $10,193
Sep-96                                                   $10,425                     $10,765                     $10,609
                                                         $10,790                     $11,139                     $11,022
Mar-97                                                   $10,905                     $11,238                     $11,178
                                                         $11,422                     $11,759                     $11,679
Sep-97                                                   $11,885                     $12,222                     $12,186
                                                         $12,049                     $12,371                     $12,476
Mar-98                                                   $12,393                     $12,715                     $12,983
                                                         $12,520                     $12,830                     $13,118
Sep-98                                                   $11,823                     $12,098                     $12,489
                                                         $12,125                     $12,387                     $12,926
Mar-99                                                   $12,328                     $12,585                     $13,119
                                                         $12,200                     $12,424                     $13,154
Sep-99                                                   $11,901                     $12,115                     $12,927
                                                         $11,898                     $12,090                     $13,150
Mar-00                                                   $11,410                     $11,582                     $12,806
                                                         $11,379                     $11,534                     $12,963
Sep-00                                                   $11,548                     $11,690                     $13,060
                                                         $11,071                     $11,201                     $12,403
Mar-01                                                   $11,742                     $11,857                     $13,153
                                                         $11,867                     $11,968                     $12,806
Sep-01                                                   $11,427                     $11,508                     $12,273

The graph represents performance from February 1, 1996 through September 30, 2001. On February 1st Salomon Brothers Asset Management Inc. assumed portfolio management responsibilities to the Fund. At that time the investment objective was changed to high current income and the investment policies were modified to allow the Fund to primarily invest in lower and medium-rated high yield fixed income securities. Prior to February 1, 1996, the Fund invested a minimum of 50% of the Fund's assets in U.S. Government securities.

              GROWTH OF A $10,000 INVESTMENT SINCE OCTOBER 1, 1991
                 OF HERITAGE INCOME TRUST--HIGH YIELD BOND FUND
                                 CLASS A SHARES

                                                            HERITAGE INCOME TRUST - HIGH YIELD   SALOMON SMITH BARNEY HIGH YIELD
                                                                    BOND FUND $15,975                  MARKET INDEX $21,350
                                                            ----------------------------------   -------------------------------
Oct-91                                                                    $ 9,625                            $10,000
                                                                          $10,100                            $10,536
                                                                          $10,385                            $11,323
                                                                          $10,656                            $11,763
Sep-92                                                                    $11,006                            $12,252
                                                                          $11,155                            $12,416
                                                                          $11,650                            $13,161
                                                                          $11,909                            $13,745
Sep-93                                                                    $11,947                            $14,064
                                                                          $12,198                            $14,574
                                                                          $11,971                            $14,270
                                                                          $11,704                            $14,205
Sep-94                                                                    $11,757                            $14,388
                                                                          $11,714                            $14,393
                                                                          $12,244                            $15,243
                                                                          $12,879                            $16,180
Sep-95                                                                    $13,077                            $16,666
                                                                          $13,415                            $17,230
                                                                          $13,580                            $17,503
                                                                          $13,896                            $17,731
Sep-96                                                                    $14,573                            $18,454
                                                                          $15,084                            $19,174
                                                                          $15,244                            $19,444
                                                                          $15,967                            $20,317
Sep-97                                                                    $16,614                            $21,199
                                                                          $16,843                            $21,703
                                                                          $17,324                            $22,585
                                                                          $17,502                            $22,819
Sep-98                                                                    $16,528                            $21,725
                                                                          $16,949                            $22,485
                                                                          $17,234                            $22,821
                                                                          $17,055                            $22,882
Sep-99                                                                    $16,637                            $22,487
                                                                          $16,632                            $22,874
                                                                          $15,951                            $22,277
                                                                          $15,907                            $22,549
Sep-00                                                                    $16,143                            $22,718
                                                                          $15,476                            $21,576
                                                                          $16,414                            $22,881
                                                                          $16,588                            $22,277
Sep-01                                                                    $15,975                            $21,350

* See footnotes on next page.

                      GROWTH OF A $10,000 INVESTMENT SINCE
            INCEPTION OF HERITAGE INCOME TRUST--HIGH YIELD BOND FUND
                       CLASS B SHARES ON FEBRUARY 2, 1998

                                                            HERITAGE INCOME TRUST - HIGH YIELD   SALOMON SMITH BARNEY HIGH YIELD
                                                                     BOND FUND $8,898                  MARKET INDEX $9,620
                                                            ----------------------------------   -------------------------------
Feb-98                                                                    $10,000                            $10,000
Mar-98                                                                    $10,134                            $10,176
Jun-98                                                                    $10,226                            $10,282
Sep-98                                                                    $ 9,642                            $ 9,789
Dec-98                                                                    $ 9,872                            $10,131
Mar-99                                                                    $10,030                            $10,283
Jun-99                                                                    $ 9,902                            $10,310
Sep-99                                                                    $ 9,655                            $10,132
Dec-99                                                                    $ 9,635                            $10,307
Mar-00                                                                    $ 9,230                            $10,038
Jun-00                                                                    $ 9,193                            $10,160
Sep-00                                                                    $ 9,317                            $10,236
Dec-00                                                                    $ 8,844                            $ 9,722
Mar-01                                                                    $ 9,297                            $10,310
Jun-01                                                                    $ 9,314                            $10,037
Sep-01                                                                    $ 8,898                            $ 9,620

                      GROWTH OF A $10,000 INVESTMENT SINCE
            INCEPTION OF HERITAGE INCOME TRUST--HIGH YIELD BOND FUND
                        CLASS C SHARES ON APRIL 3, 1995

                                                            HERITAGE INCOME TRUST - HIGH YIELD   SALOMON SMITH BARNEY HIGH YIELD
                                                                    BOND FUND $12,591                  MARKET INDEX $14,006
                                                            ----------------------------------   -------------------------------
Apr-95                                                                    $10,000                            $10,000
                                                                          $10,464                            $10,614
Sep-95                                                                    $10,618                            $10,933
                                                                          $10,889                            $11,303
Mar-96                                                                    $11,008                            $11,483
                                                                          $11,241                            $11,632
Sep-96                                                                    $11,778                            $12,106
                                                                          $12,187                            $12,578
Mar-97                                                                    $12,296                            $12,756
                                                                          $12,865                            $13,328
Sep-97                                                                    $13,372                            $13,907
                                                                          $13,534                            $14,237
Mar-98                                                                    $13,911                            $14,816
                                                                          $14,037                            $14,970
Sep-98                                                                    $13,236                            $14,252
                                                                          $13,552                            $14,751
Mar-99                                                                    $13,769                            $14,971
                                                                          $13,593                            $15,011
Sep-99                                                                    $13,254                            $14,752
                                                                          $13,227                            $15,006
Mar-00                                                                    $12,671                            $14,615
                                                                          $12,619                            $14,793
Sep-00                                                                    $12,790                            $14,904
                                                                          $12,254                            $14,154
Mar-01                                                                    $12,972                            $15,011
                                                                          $13,094                            $14,614
Sep-01                                                                    $12,591                            $14,006

* Average annual returns for High Yield Bond Fund Class A, B and C Shares are calculated in conformance with Item 21 of Form N-1A, which assumes the maximum sales load of 3.75% for Class A Shares, a contingent deferred sales load for Class B Shares (4% for the one year period and 3% for the life of Class B Shares) and reinvestment of dividends for Class A, B and C Shares. If Class B Shares were still held at the end of the period, the value would be $9,173. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected.

--------------------------------------------------------------------------------
                             HERITAGE INCOME TRUST
                          INTERMEDIATE GOVERNMENT FUND
                              INVESTMENT PORTFOLIO
                               SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

    PRINCIPAL                                                                       MATURITY       MARKET
      AMOUNT                                                                          DATE          VALUE
    ---------                                                                      ----------    -----------
U.S. GOVERNMENT AND AGENCY SECURITIES--97.7%(A)
---------------------------------------------------------------------------------
  U.S. TREASURIES--65.7%(A)
        $2,000,000   U.S. Treasury Notes, 4.25%..................................    03/31/03    $ 2,045,644
         1,500,000   U.S. Treasury Notes, 5.375%.................................    06/30/03      1,566,457
         1,500,000   U.S. Treasury Notes, 5.25%..................................    08/15/03      1,566,197
         1,500,000   U.S. Treasury Notes, 3.625%.................................    08/31/03      1,522,149
         1,000,000   U.S. Treasury Notes, 4.25%..................................    11/15/03      1,027,852
         1,000,000   U.S. Treasury Notes, 5.875%.................................    02/15/04      1,064,868
         2,000,000   U.S. Treasury Notes, 6.0%...................................    08/15/04      2,147,187
         1,000,000   U.S. Treasury Notes, 5.875%.................................    11/15/04      1,072,344
         3,700,000   U.S. Treasury Notes, 4.625%.................................    05/15/06      3,827,766
         2,200,000   U.S. Treasury Notes, 5.0%...................................    02/15/11      2,259,813
         2,000,000   U.S. Treasury Notes, 5.0%...................................    08/15/11      2,064,688
                                                                                                 -----------
                     Total U.S. Treasuries (cost $19,451,207)....................                 20,164,965
  U.S. GOVERNMENT AGENCIES--32.0%(A)
---------------------------------------------------------------------------------
    FEDERAL HOME LOAN BANK--3.4%
         1,000,000   Federal Home Loan Bank, 5.125%..............................    03/06/06      1,034,201
                                                                                                 -----------
    FEDERAL HOME LOAN MORTGAGE ASSOCIATION--6.8%
         1,000,000   Freddie Mac, 5.25%..........................................    01/15/06      1,039,844
         1,000,000   Freddie Mac, 5.75%..........................................    03/15/09      1,045,000
                                                                                                 -----------
                                                                                                   2,084,844
    FEDERAL NATIONAL MORTGAGE ASSOCIATION--15.5%
         1,000,000   Fannie Mae, 5.0%............................................    02/14/03      1,029,886
         2,500,000   Fannie Mae, 6.0%............................................    12/15/05      2,673,827
         1,000,000   Fannie Mae, 6.0%............................................    05/15/11      1,053,384
                                                                                                 -----------
                                                                                                   4,757,097
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--6.3%
         1,861,164   POOL #450456, 30 year Pass-Through, 7.0%....................    01/15/28      1,929,716
                                                                                                 -----------
                     Total U.S. Government Agencies (cost $9,402,247)............                  9,805,858
                                                                                                 -----------
                     Total U.S. Government and Agency Securities (cost
                     $28,853,454)................................................                 29,970,823

REPURCHASE AGREEMENT--1.0%(A)
---------------------------------------------------------------------------------
Repurchase Agreement with State Street Bank and Trust Company, dated August 28,
2001 @ 3.00% to be repurchased at $324,081 on September 1, 2001, collateralized by $235,000 United States Treasury Bonds, 8.75% due May 15, 2020, (market value
$334,396 including interest) (cost $324,000).....................................                    324,000
                                                                                                 -----------
TOTAL INVESTMENT PORTFOLIO (cost $29,177,454)(b), 98.7%(a).......................                 30,294,823
OTHER ASSETS AND LIABILITIES, net, 1.3%(a).......................................                    392,154
                                                                                                 -----------
NET ASSETS, 100.0%...............................................................                $30,686,977
                                                                                                 ===========

---------------
(a) Percentages indicated are based on net assets.
(b) The aggregate identified cost for federal income tax purposes is the same. Market value includes net unrealized appreciation of $1,117,369 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $1,117,954 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $585.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             HERITAGE INCOME TRUST
                              HIGH YIELD BOND FUND
                              INVESTMENT PORTFOLIO
                               SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

PRINCIPAL                                       MARKET
  AMOUNT                                         VALUE
---------                                       ------
DOMESTIC CORPORATE BONDS--79.9%(A)
--------------------------------------------

  ADVERTISING--1.2%
--------------------------------------------
$  500,000   Sitel Corporation, 9.25%,
             03/15/06.......................  $   375,000
                                              -----------
  AEROSPACE/DEFENSE--1.3%
--------------------------------------------
   125,000   Alliant Techsystems Inc., 8.5%,
             05/15/11.......................      128,125
   125,000   BE Aerospace Inc., 9.5%,
             11/01/08.......................       87,500
   200,000   Sequa Corporation, 9.0%,
             08/01/09.......................      171,000
   500,000   Stellex Industries, Inc.,
             Series "B", 9.5%, 11/01/07
             (b)............................       15,000
                                              -----------
                                                  401,625
                                              -----------
  AGRICULTURE--2.3%
--------------------------------------------
   375,000   Hines Horticulture, Inc.,
             Series "B", 12.75%, 10/15/05...      356,250
   450,000   North Atlantic Trading Company,
             Series "B", 11.0%, 06/15/04....      391,500
                                              -----------
                                                  747,750
                                              -----------
  AUTO PARTS & EQUIPMENT--1.0%
--------------------------------------------
   250,000   Advance Stores Company, Inc.,
             Series "B", 10.25%, 04/15/08...      235,000
   100,000   Dura Operating Corporation,
             9.0%, 05/01/09.................       84,000
                                              -----------
                                                  319,000
                                              -----------
  BROADCASTING--9.0%
--------------------------------------------
   375,000   Adelphia Communications
             Corporation, Series "B", 10.5%,
             07/15/04.......................      357,188
    75,000   Adelphia Communications,
             10.875%, 10/01/10..............       66,750
   250,000   Century Communications
             Corporation, Series "B", Zero
             Coupon Bond, 01/15/08..........      110,000
   625,000   Charter Communications
             Holdings, LLC, 0.0% to
             04/01/04, 9.92% to maturity(c),
             04/01/11.......................      403,125
   250,000   Charter Communications
             Holdings, LLC, 8.625%,
             04/01/09.......................      223,125
   500,000   CSC Holdings Inc., 10.5%,
             05/15/16.......................      540,000
   125,000   CSC Holdings Inc., 9.875%,
             05/15/06.......................      128,906
    50,000   Mediacom Broadband LLC, 11.0%,
             07/15/13.......................       51,000
   250,000   Mediacom LLC, 9.5%, 01/15/13...      248,125
   275,000   Paxson Communications, 10.75%
             07/15/08.......................      275,000
   275,000   Radio One Inc., 8.875%,
             07/01/11.......................      270,875
   800,000   United International Holdings,
             0% to 02/15/03, 10.75% to
             maturity(c), 02/15/08..........      192,000
                                              -----------
                                                2,866,094
                                              -----------

PRINCIPAL                                       MARKET
  AMOUNT                                         VALUE
---------                                       ------
DOMESTIC CORPORATE BONDS (CONTINUED)
--------------------------------------------
  CHEMICALS--3.8%
--------------------------------------------
   250,000   ISP Chemco Inc., 10.25%,
             07/01/11.......................      240,000
   200,000   Millennium America Inc., 9.25%,
             06/15/08.......................      188,000
   250,000   Noveon Inc., Series "B", 11.0%,
             02/28/11.......................      245,000
   150,000   Scotts Company, 8.625%,
             01/15/09.......................      148,500
   500,000   United Industries Corporation,
             Series "B", 9.875%, 04/01/09...      390,000
                                              -----------
                                                1,211,500
                                              -----------
  COMMERCIAL SERVICES--4.0%
--------------------------------------------
   375,000   Avis Group Holdings Inc.,
             11.0%, 05/01/09................      386,250
   175,000   Comforce Operating, Inc.,
             Series "B", 12.0%, 12/01/07....      131,250
   375,000   Iron Mountain, Inc., 8.625%,
             04/01/13.......................      378,750
   155,000   Mail-Well Corporation, Series
             "B", 8.75%, 12/15/08...........      113,150
   250,000   Quebecor World, Inc., 8.375%,
             11/15/08.......................      261,960
                                              -----------
                                                1,271,360
                                              -----------
  COMPUTERS--0.7%
--------------------------------------------
   250,000   Unisys Corporation, 8.125%,
             06/01/06.......................      233,750
                                              -----------
  COSMETICS/PERSONAL CARE--2.0%
--------------------------------------------
   150,000   Elizabeth Arden Inc., Series
             "B", 10.375%, 05/15/07.........      133,500
    75,000   Elizabeth Arden Inc., Series
             "B", 11.75%, 02/01/11..........       70,500
   250,000   Playtex Products Inc., 9.375%,
             06/01/11.......................      252,500
   250,000   Revlon Consumer Products
             Corporation, 8.125%,
             02/01/06.......................      186,250
                                              -----------
                                                  642,750
                                              -----------
  DIVERSIFIED MANUFACTURER--1.9%
--------------------------------------------
   375,000   Aqua Chemicals Inc., 11.25%,
             07/01/08.......................      243,750
   175,000   Foamex, L.P., 9.875%,
             06/15/07.......................      119,000
   200,000   Grey Wolf Inc., 8.875%,
             07/01/07.......................      180,000
   200,000   Polymer Group Inc., Series "B",
             8.75%, 03/01/08................       76,000
                                              -----------
                                                  618,750
                                              -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             HERITAGE INCOME TRUST
                              HIGH YIELD BOND FUND
                              INVESTMENT PORTFOLIO
                               SEPTEMBER 30, 2001
                                  (CONTINUED)
--------------------------------------------------------------------------------

PRINCIPAL                                       MARKET
  AMOUNT                                         VALUE
---------                                       ------
DOMESTIC CORPORATE BONDS (CONTINUED)
--------------------------------------------
ELECTRIC--2.6%
--------------------------------------------
$  150,000   AES Corporation, 9.375%,
             09/15/10.......................  $   129,000
   375,000   Calpine Corporation, 8.75%,
             07/15/07.......................      368,304
   325,000   CMS Energy Corporation, 9.875%,
             10/15/07.......................      335,998
                                              -----------
                                                  833,302
                                              -----------
  ENTERTAINMENT--2.3%
--------------------------------------------
   250,000   Argosy Gaming Company, 10.75%,
             06/01/09.......................      266,250
   250,000   Horseshoe Gaming Holding
             Corporation, Series "B",
             8.625%, 05/15/09...............      245,000
   225,000   Mohegan Tribal Gaming
             Authority, 8.75%, 01/01/09.....      227,250
                                              -----------
                                                  738,500
                                              -----------
  ENVIRONMENTAL CONTROL--1.5%
--------------------------------------------
   500,000   Allied Waste North America,
             Inc., Series "B", 7.875%,
             01/01/09.......................      485,000
   500,000   Safety-Kleen Services, 9.25%,
             06/01/08 (b)...................           50
                                              -----------
                                                  485,050
                                              -----------
  FINANCIAL SERVICES--2.5%
--------------------------------------------
   493,850   Airplane Pass Through Trust,
             Class "D", 10.875%, 03/15/19...      305,866
 1,000,000   Jordan Industries Inc., Series
             "B", 0.0% to 04/01/02, 11.75%
             to maturity(c), 04/01/09.......      500,000
                                              -----------
                                                  805,866
                                              -----------
  FOOD--1.3%
--------------------------------------------
   250,000   Fleming Companies Inc., Series
             "B", 10.625%, 07/31/07.........      247,500
   500,000   Imperial Holly Company, 9.75%,
             12/15/07 (b)...................      107,500
    83,000   Pueblo Xtra International Inc.,
             9.5%, 08/01/03.................       14,940
   250,000   Vlasic Foods International,
             Inc., Series "B", 10.25%,
             07/01/09 (b)...................       57,500
                                              -----------
                                                  427,440
                                              -----------
  HEALTHCARE PRODUCTS--1.0%
--------------------------------------------
   325,000   Conmed Corporation, 9.0%,
             03/15/08.......................      318,500
                                              -----------
  HEALTHCARE SERVICES--4.2%
--------------------------------------------
   250,000   HCA Inc., 6.91%, 06/15/05......      251,776
   200,000   HCA Inc., 8.75%, 09/01/10......      215,250
   325,000   IASIS Healthcare Corporation,
             13.0%, 10/15/09................      318,500
   200,000   Tenet Healthcare Corporation,
             Series "B", 9.25%, 09/01/10....      236,000
   325,000   Triad Hospitals Inc., Series
             "B", 8.75%, 05/01/09...........      333,125
                                              -----------
                                                1,354,651
                                              -----------
  HOLDING COMPANIES--1.2%
--------------------------------------------
   369,000   P&L Coal Holdings Corporation,
             Series "B", 8.875%, 05/15/08...      380,070
                                              -----------

PRINCIPAL                                       MARKET
  AMOUNT                                         VALUE
---------                                       ------
DOMESTIC CORPORATE BONDS (CONTINUED)
--------------------------------------------
  HOME FURNISHINGS--1.4%
--------------------------------------------
   250,000   Fedders North America Inc.,
             9.375%, 08/15/07...............      215,000
   250,000   Mattress Discounters
             Corporation, Series "B",
             12.625%, 07/15/07..............       60,000
   175,000   Winsloew Furniture Inc., Series
             "B", 12.75%, 08/15/07..........      155,750
                                              -----------
                                                  430,750
                                              -----------
  HOUSEHOLD PRODUCTS--0.1%
--------------------------------------------
   500,000   Indesco International, Inc.,
             9.75%, 04/15/08 (b)............       40,000
                                              -----------
  IRON/STEEL--0.1%
--------------------------------------------
   500,000   Republic Technologies
             International LLC, 13.75%,
             07/15/09 (b)...................       47,500
                                              -----------
  LODGING--5.0%
--------------------------------------------
   250,000   Aztar Corporation, 9.0%,
             08/15/11.......................      241,250
   350,000   Harrah's Operating Company,
             Inc. 7.875%, 12/15/05..........      348,250
   400,000   HMH Properties, Inc., Series
             "B", 7.875%, 08/01/08..........      332,000
   150,000   Mandalay Resort Group, Series
             "B", 10.25%, 08/01/07..........      138,000
   300,000   MGM Mirage Inc., 9.75%,
             06/01/07.......................      294,000
   250,000   Park Place Entertainment
             Corporation, 7.875%,
             12/15/05.......................      237,500
                                              -----------
                                                1,591,000
                                              -----------
  MISCELLANEOUS MANUFACTURER--0.1%
--------------------------------------------
    80,000   Polaroid Corporation, 11.5%,
             02/15/06 (b)...................       11,200
                                              -----------
  MULTIMEDIA--0.6%
--------------------------------------------
   200,000   Nextmedia Operating Inc.,
             10.75%, 07/01/11...............      191,000
                                              -----------
  OIL & GAS--7.3%
--------------------------------------------
   500,000   Belco Oil & Gas Corporation,
             Series "B", 8.875%, 09/15/07...      500,000
   500,000   Benton Oil & Gas Company,
             11.625%, 05/01/03..............      340,000
   500,000   Ocean Energy Inc., Series "B",
             8.375%, 07/01/08...............      510,000
    50,000   Parker Drilling Company, Series
             "D", 9.75%, 11/15/06...........       45,750
   250,000   Pioneer Natural Resources
             Company, 9.625%, 04/01/10......      269,479
   275,000   Plains Resources, Inc., Series
             "B", 10.25%, 03/15/06..........      277,750
   250,000   Pride International, Inc.,
             9.375%, 05/01/07...............      256,875
   125,000   Range Resources Corporation,
             8.75%, 01/15/07................      116,250
                                              -----------
                                                2,316,104
                                              -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             HERITAGE INCOME TRUST
                              HIGH YIELD BOND FUND
                              INVESTMENT PORTFOLIO
                               SEPTEMBER 30, 2001
                                  (CONTINUED)
--------------------------------------------------------------------------------

PRINCIPAL                                       MARKET
  AMOUNT                                         VALUE
---------                                       ------
DOMESTIC CORPORATE BONDS (CONTINUED)
--------------------------------------------
PACKAGING & CONTAINERS--2.3%
--------------------------------------------
$  325,000   Berry Plastics Corporation,
             12.25%, 04/15/04...............  $   325,000
   125,000   Radnor Holdings, Inc., Series
             "B", 10.0%, 12/01/03...........       93,750
   300,000   Riverwood International
             Corporation, 10.625%,
             08/01/07.......................      303,000
                                              -----------
                                                  721,750
                                              -----------
  PIPELINES--0.4%
--------------------------------------------
   125,000   Western Gas Resources Inc.,
             10.0%, 06/15/09................      127,500
                                              -----------
  PRINTING & PUBLISHING--0.7%
--------------------------------------------
   235,000   Hollinger International
             Publishing, 9.25% 03/15/07.....      218,844
                                              -----------
  RETAIL--4.9%
--------------------------------------------
   300,000   Cole National Group, 9.875%,
             12/31/06.......................      296,625
   500,000   Duane Reade Inc., 9.25%,
             02/15/08.......................      485,000
   250,000   Finlay Enterprises, Inc., 9.0%,
             05/01/08.......................      212,500
   250,000   Home Interiors & Gifts, Inc.,
             10.125%, 06/01/08..............      152,500
   500,000   Leslie's Poolmart, 10.375%,
             07/15/04.......................      430,000
                                              -----------
                                                1,576,625
                                              -----------
  SAVINGS & LOANS--1.0%
--------------------------------------------
   300,000   Sovereign Bancorp Inc., 10.50%,
             11/15/06.......................      322,500
                                              -----------
  TELECOMMUNICATIONS--11.5%
--------------------------------------------
   350,000   American Tower Corporation,
             9.375%, 02/01/09...............      293,125
   350,000   AT&T Wireless Services Inc.,
             7.875%, 03/01/11...............      375,166
   290,000   Crown Castle International
             Corporation, 10.75%,
             08/01/11.......................      266,075
    50,000   Crown Castle International
             Corporation, 9.375%,
             08/01/11.......................       42,250
   325,000   Global Crossing Ltd., 6.0%,
             10/15/03.......................      195,000
   250,000   Insight Midwest L.P., 9.75%,
             10/01/09.......................      257,500
    75,000   Insight Midwest LP, 10.5%,
             11/01/10.......................       78,375
   200,000   Leap Wireless International,
             Inc. 12.5%, 04/15/10...........      130,000
   205,000   Level 3 Communications Inc.,
             9.125%, 05/01/08...............       85,588
   950,000   Nextel Communications, Inc.,
             0.0% to 10/31/02, 9.75% to
             maturity(c) 10/31/07...........      551,000
    55,000   NTL Communications Corporation,
             Series "B", 11.5%, 10/1/08.....       27,500
    30,000   NTL Inc., 12.75%, 04/15/05.....       16,500
   200,000   NTL Inc., Series "B", 10.0%,
             02/15/07.......................       95,000
   595,000   NTL Inc., Series "B", 11.5%,
             02/01/06.......................      309,400
   325,000   Price Communications Wireless
             Inc., 11.75%, 07/15/07.........      338,000

PRINCIPAL                                       MARKET
  AMOUNT                                         VALUE
---------                                       ------
DOMESTIC CORPORATE BONDS (CONTINUED)
--------------------------------------------
   350,000   SBA Communications Corporation,
             10.25%, 02/01/09...............      280,000
   210,000   Spectrasite Holdings Inc.,
             Series "B", 10.75%, 03/15/10...      136,500
   250,000   UbiquiTel Operating Company,
             0.0% to 04/15/05, 14.0% to
             maturity(c), 04/15/10..........      102,500
   500,000   World Access Inc., 13.25%,
             01/15/08 (b)...................        5,000
   400,000   XO Communications Inc., 10.75%,
             06/01/09.......................       78,000
                                              -----------
                                                3,662,479
                                              -----------
  TEXTILES--0.1%
--------------------------------------------
   300,000   Pillowtex Corporation, Series
             "B", 9.0%, 12/15/07 (b)........        3,000
                                              -----------
  TRANSPORTATION--0.1%
--------------------------------------------
   500,000   Holt Group, 9.75%, 01/15/06
             (b)............................       15,000
                                              -----------
  WATER--0.5%
--------------------------------------------
   150,000   Azurix Corporation, Series "B",
             10.375%, 02/15/07..............      148,500
                                              -----------
Total Domestic Corporate Bonds (cost
$33,570,604)................................   25,454,710
                                              -----------
FOREIGN CORPORATE BONDS--7.4%(A)
--------------------------------------------
  BROADCASTING--0.9%
--------------------------------------------
   335,000   Telewest Communications PLC,
             0.0% to 10/01/00, 11.0% to
             maturity(c), 10/01/07..........      212,725
   150,000   Telewest Communications, PLC,
             0.0% to 04/15/04, 9.25% to
             maturity(c), 04/15/09..........       53,250
    95,000   United Pan-Europe
             Communications NV, Series "B",
             0.0% to 02/01/05, 13.75% to
             maturity(c), 02/01/10..........        5,225
    50,000   United Pan-Europe
             Communications NV, Series "B",
             11.25%, 11/01/09...............        6,750
                                              -----------
                                                  277,950
                                              -----------
  BUILDING MATERIALS--0.4%
--------------------------------------------
   250,000   International Utility
             Structures, Inc., 10.75%,
             02/01/08.......................      131,250
                                              -----------
  FINANCIAL SERVICES--1.0%
--------------------------------------------
   325,000   Yell Finance BV, 10.75%,
             08/01/11.......................      326,625
                                              -----------
  FOOD--0.5%
--------------------------------------------
   150,000   Premier International Foods,
             PLC, 12.0%, 09/01/09...........      153,000
                                              -----------
  FOREST PRODUCTS & PAPER--0.8%
--------------------------------------------
   250,000   Abitibi Consolidated Inc.,
             8.55%, 08/01/10................      264,584
                                              -----------
  HEALTHCARE SERVICES--0.6%
--------------------------------------------
   175,000   Dynacare Inc, 10.75%,
             01/15/06.......................      175,875
                                              -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             HERITAGE INCOME TRUST
                              HIGH YIELD BOND FUND
                              INVESTMENT PORTFOLIO
                               SEPTEMBER 30, 2001
                                  (CONTINUED)
--------------------------------------------------------------------------------

PRINCIPAL                                       MARKET
  AMOUNT                                         VALUE
---------                                       ------
FOREIGN CORPORATE BONDS (CONTINUED)
--------------------------------------------
HOLDING COMPANIES--0.3%
--------------------------------------------
$  120,000   Murrin Murrin Holdings
             Property, Ltd., 9.375%,
             08/31/07.......................  $    90,000
                                              -----------
  LODGING--1.0%
--------------------------------------------
   350,000   Sun International Hotels, Ltd.,
             8.625%, 12/15/07...............      304,500
                                              -----------
  OFFICE/BUSINESS EQUIPMENT--0.7%
--------------------------------------------
   250,000   Xerox Capital PLC, 5.75%,
             05/15/02.......................      237,415
                                              -----------
  TELECOMMUNICATIONS--0.7%
--------------------------------------------
   175,000   Global Crossing Holding Ltd.,
             9.625%, 05/15/08...............       75,250
   175,000   Rogers Cantel Inc., 8.8%,
             10/01/07.......................      161,438
                                              -----------
                                                  236,688
                                              -----------
  TRANSPORTATION--0.5%
--------------------------------------------
   500,000   Enterprises Shipholding
             Corporation, 8.875%, 05/01/08
             (b)............................      162,500
                                              -----------
Total Foreign Corporate Bonds (cost
$3,123,511).................................    2,360,387
                                              -----------
CONVERTIBLE BONDS--0.3%(A)
--------------------------------------------
  INTERNET--0.3%
--------------------------------------------
   175,000   I2 Technologies Inc., 5.25%,
             12/15/06.......................      111,125
                                              -----------
Total Convertible Bonds (cost $130,541).....      111,125
                                              -----------

                                                MARKET
  SHARES                                         VALUE
  ------                                        ------
WARRANTS & COMMON STOCK--0.1%(A)*
--------------------------------------------
     3,924   Axiohm Transaction Solutions
             (Common Stock)(e)..............           39
       200   Leap Wireless International,
             Inc............................        8,000
       250   Mattress Discounters...........          250
       375   Ubiquitel Inc..................       22,500
       250   Winsloew Furniture Inc.(e).....        2,500
     1,571   World Access Inc. (Common
             Stock).........................           17
                                              -----------
Total Warrants & Common Stock
  (cost $558,650)...........................       33,306
                                              -----------
Total Investment Portfolio excluding
  repurchase agreement (cost $37,383,306)...   27,959,528
                                              -----------
REPURCHASE AGREEMENT--9.6%(A)
--------------------------------------------
Repurchase Agreement with State Street Bank
and Trust Company, dated September 28, 2001
@ 3.00% to be repurchased at $3,064,766 on
October 1, 2001, collateralized by
$2,040,000 United States Treasury Bonds,
12.50% due August 15, 2014, (market value
$3,130,014 including interest) (cost
$3,064,000).................................    3,064,000
                                              -----------
TOTAL INVESTMENT PORTFOLIO
  (cost $40,447,306)(d), 97.3%(a)...........   31,023,528
OTHER ASSETS AND LIABILITIES, net,
  2.7%(a)...................................      853,287
                                              -----------
NET ASSETS, 100.0%..........................  $31,876,815
                                              ===========

---------------
  * Non-income producing security.
(a) Percentages indicated are based on net assets.
(b) Bond not current on interest payment.
(c) Bonds reset to applicable coupon rate at a future date.
(d) The aggregate identified cost for federal income tax purposes is the same. Market value includes net unrealized depreciation of $9,423,778 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $381,630 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $9,805,408.
(e) Securities are fair valued according to procedures adopted by the Board of Trustees.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             HERITAGE INCOME TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

                                                               INTERMEDIATE     HIGH YIELD
                                                              GOVERNMENT FUND    BOND FUND
                                                              ---------------   -----------
Assets
------------------------------------------------------------
Investments, at market value (identified cost $28,853,454
  and $37,383,306, respectively)(Note 1)....................   $ 29,970,823     $27,959,528
Repurchase agreement (identified cost $324,000 and
  $3,064,000, respectively) (Note 1)........................        324,000       3,064,000
Cash........................................................            132              13
Receivables:
  Investments sold..........................................             --         504,041
  Fund shares sold..........................................        120,230          50,203
  From Manager..............................................         50,129              --
  Interest..................................................        330,044         770,630
Deferred state qualification expenses (Note 1)..............         10,662          10,618
Prepaid insurance (Note 1)..................................          1,111           1,296
                                                               ------------     -----------
        Total assets........................................   $ 30,807,131     $32,360,329
                                                               ------------     -----------
Liabilities
------------------------------------------------------------
Payables (Note 4):
  Investments purchased.....................................   $         --     $   280,964
  Fund shares redeemed......................................         48,973         104,625
Accrued management fee......................................             --          14,021
Accrued distribution fee....................................          7,592          12,789
Accrued shareholder servicing fee...........................          6,400           6,900
Accrued fund accounting fee.................................         14,700          17,100
Other accrued expenses......................................         42,489          47,115
                                                               ------------     -----------
        Total liabilities...................................        120,154         483,514
                                                               ------------     -----------
Net assets, at market value.................................   $ 30,686,977     $31,876,815
                                                               ============     ===========
Net Assets
------------------------------------------------------------
Net assets consist of:
  Paid-in capital...........................................   $ 39,801,180     $49,242,262
  Undistributed net investment income (Note 1)..............        184,222         406,478
  Accumulated net realized loss (Notes 1 and 5).............    (10,415,794)     (8,348,147)
  Net unrealized appreciation (depreciation) on
    investments.............................................      1,117,369      (9,423,778)
                                                               ------------     -----------
Net assets, at market value.................................   $ 30,686,977     $31,876,815
                                                               ============     ===========
Net assets, at market value
  Class A Shares............................................   $ 25,093,208     $20,021,381
  Class B Shares............................................      1,497,719       3,951,079
  Class C Shares............................................      4,096,050       7,904,355
                                                               ------------     -----------
        Total...............................................   $ 30,686,977     $31,876,815
                                                               ============     ===========
Shares of beneficial interest outstanding
  Class A Shares............................................      2,566,745       2,820,119
  Class B Shares............................................        153,810         559,915
  Class C Shares............................................        420,029       1,119,616
                                                               ------------     -----------
        Total...............................................      3,140,584       4,499,650
                                                               ============     ===========
Net Asset Value -- offering and redemption price per share
  (Notes 1 and 2)
  Class A Shares............................................   $       9.78     $      7.10
                                                               ============     ===========
    Maximum offering price per share (100/96.25 of $9.78 and
     $7.10, respectively)...................................   $      10.16     $      7.38
                                                               ============     ===========
  Class B Shares............................................   $       9.74     $      7.06
                                                               ============     ===========
  Class C Shares............................................   $       9.75     $      7.06
                                                               ============     ===========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             HERITAGE INCOME TRUST
                            STATEMENTS OF OPERATIONS
                  FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

                                                               INTERMEDIATE      HIGH YIELD
                                                              GOVERNMENT FUND     BOND FUND
                                                              ---------------    -----------
Investment Income
------------------------------------------------------------
Income:
  Interest..................................................    $1,472,955       $ 3,434,314
Expenses (Notes 1 and 4):
  Management fee............................................       130,754           200,324
  Distribution fee (Class A Shares).........................        62,662            59,921
  Distribution fee (Class B Shares).........................         4,146            28,391
  Distribution fee (Class C Shares).........................        13,434            64,585
  Fund accounting fee.......................................        53,573            62,349
  Professional fees.........................................        43,941            48,563
  State qualification expenses..............................        39,026            39,026
  Shareholder servicing fees................................        22,700            26,527
  Reports to shareholders...................................        20,673            20,781
  Custodian fee.............................................        12,123            22,334
  Trustees' fees and expenses...............................        11,741            11,741
  Insurance.................................................         2,442             2,849
  Other.....................................................         1,387             1,533
                                                                ----------       -----------
        Total expenses before waiver and reimbursement......       418,602           588,924
        Fees waived by Manager (Note 4).....................      (130,754)         (151,212)
        Reimbursement from Manager..........................       (50,129)               --
                                                                ----------       -----------
        Total expenses after waiver and reimbursement.......       237,719           437,712
                                                                ----------       -----------
Net investment income.......................................     1,235,236         2,996,602
                                                                ----------       -----------
Realized and Unrealized Gain (Loss) on Investments
------------------------------------------------------------
Net realized gain (loss) from investment transactions.......       431,929        (3,231,496)
Net unrealized appreciation (depreciation) of investments
  during the year...........................................     1,234,795          (261,084)
                                                                ----------       -----------
        Net gain (loss) on investments......................     1,666,724        (3,492,580)
                                                                ----------       -----------
Net increase (decrease) in net assets resulting from
  operations................................................    $2,901,960       $  (495,978)
                                                                ==========       ===========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             HERITAGE INCOME TRUST
                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                        FOR THE YEARS ENDED
                                                              ---------------------------------------
INTERMEDIATE GOVERNMENT FUND                                  SEPTEMBER 30, 2001   SEPTEMBER 30, 2000
----------------------------                                  ------------------   ------------------
Increase in net assets:
Operations:
  Net investment income.....................................     $ 1,235,236          $ 1,563,765
  Net realized gain (loss) from investment transactions.....         431,929             (863,245)
  Net unrealized appreciation of investments during the
    year....................................................       1,234,795              968,766
                                                                 -----------          -----------
  Net increase in net assets resulting from operations......       2,901,960            1,669,286
Distributions to shareholders from:
  Net investment income Class A Shares, ($0.46 and $0.53 per
    share, respectively)....................................      (1,129,320)          (1,443,852)
  Net investment income Class B Shares, ($0.43 and $0.50 per
    share, respectively)....................................         (28,465)             (20,243)
  Net investment income Class C Shares, ($0.43 and $0.50 per
    share, respectively)....................................         (96,352)             (98,911)
Increase in net assets from Fund share transactions (Note
  2)........................................................       3,859,383           11,753,387
                                                                 -----------          -----------
Increase in net assets......................................       5,507,206           11,859,667
Net assets, beginning of year...............................      25,179,771           13,320,104
                                                                 -----------          -----------
Net assets, end of year (including undistributed net
  investment income of $184,222 and $335,312,
  respectively).............................................     $30,686,977          $25,179,771
                                                                 ===========          ===========
                                                                        FOR THE YEARS ENDED
                                                              ---------------------------------------
HIGH YIELD BOND FUND                                          SEPTEMBER 30, 2001   SEPTEMBER 30, 2000
--------------------                                          ------------------   ------------------
Decrease in net assets:
Operations:
  Net investment income.....................................     $ 2,996,602          $ 4,220,258
  Net realized loss from investment transactions............      (3,231,496)          (2,074,309)
  Net unrealized depreciation of investments during the
    year....................................................        (261,084)          (3,620,288)
                                                                 -----------          -----------
  Net decrease in net assets resulting from operations......        (495,978)          (1,474,339)
Distributions to shareholders from:
  Net investment income Class A Shares, ($0.70 and $0.92 per
    share, respectively)....................................      (2,034,573)          (2,978,474)
  Net investment income Class B Shares, ($0.66 and $0.87 per
    share, respectively)....................................        (308,137)            (319,717)
  Net investment income Class C Shares, ($0.66 and $0.87 per
    share, respectively)....................................        (711,675)            (998,322)
Decrease in net assets from Fund share transactions (Note
  2)........................................................      (1,166,976)          (8,053,166)
                                                                 -----------          -----------
Decrease in net assets......................................      (4,717,339)         (13,824,018)
Net assets, beginning of year...............................      36,594,154           50,418,172
                                                                 -----------          -----------
Net assets, end of year (including undistributed net
  investment income of $406,478 and $303,514,
  respectively).............................................     $31,876,815          $36,594,154
                                                                 ===========          ===========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
              HERITAGE INCOME TRUST--INTERMEDIATE GOVERNMENT FUND
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                         CLASS A SHARES*                           CLASS B SHARES*
                                            ------------------------------------------    ---------------------------------
                                                       FOR THE YEARS ENDED                       FOR THE YEARS ENDED
                                                          SEPTEMBER 30,                             SEPTEMBER 30,
                                            ------------------------------------------    ---------------------------------
                                             2001     2000     1999     1998     1997      2001     2000     1999    1998+
                                            ------   ------   ------   ------   ------    ------   ------   ------   ------
NET ASSET VALUE, BEGINNING OF YEAR........  $ 9.19   $ 9.16   $ 9.70   $ 9.20   $ 9.08    $ 9.15   $ 9.13   $ 9.67   $ 9.28
                                            ------   ------   ------   ------   ------    ------   ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...................    0.45     0.50     0.41     0.48     0.51      0.42     0.47     0.39     0.33
  Net realized and unrealized gain (loss)
    on investments........................    0.60     0.06    (0.53)    0.51     0.13      0.60     0.05    (0.53)    0.32
                                            ------   ------   ------   ------   ------    ------   ------   ------   ------
  Total from Investment Operations........    1.05     0.56    (0.12)    0.99     0.64      1.02     0.52    (0.14)    0.65
                                            ------   ------   ------   ------   ------    ------   ------   ------   ------
LESS DISTRIBUTIONS:
  Dividends from net investment income....   (0.46)   (0.53)   (0.42)   (0.49)   (0.52)    (0.43)   (0.50)   (0.40)   (0.26)
                                            ------   ------   ------   ------   ------    ------   ------   ------   ------
NET ASSET VALUE, END OF YEAR..............  $ 9.78   $ 9.19   $ 9.16   $ 9.70   $ 9.20    $ 9.74   $ 9.15   $ 9.13   $ 9.67
                                            ======   ======   ======   ======   ======    ======   ======   ======   ======
TOTAL RETURN (%)(A).......................   11.76     5.92    (1.20)   11.18     7.28     11.46     5.47    (1.49)    7.16(b)
RATIOS AND SUPPLEMENTAL DATA:
  Expenses to average daily net assets
    With expenses waived/recovered (%)....    0.87     0.87     0.91     0.92     0.93      1.20     1.20     1.20     1.20(c)
    Without expenses waived/recovered
      (%).................................    1.56     1.47     1.84     2.00     1.67      1.89     1.80     2.13     2.28(c)
  Net investment income to average daily
    net assets (%)........................    4.77     5.32     4.40     5.18     5.65      4.26     5.00     4.15     4.59(c)
  Portfolio turnover rate (%).............     123      107      124      188       69       123      107      124      188
  Net assets, end of year ($ millions)....      25       23       11       13       14         1      0.3      0.4      0.1

                                                         CLASS C SHARES*
                                            ------------------------------------------
                                                       FOR THE YEARS ENDED
                                                          SEPTEMBER 30,
                                            ------------------------------------------
                                             2001     2000     1999     1998     1997
                                            ------   ------   ------   ------   ------
NET ASSET VALUE, BEGINNING OF YEAR........  $ 9.17   $ 9.14   $ 9.67   $ 9.18   $ 9.06
                                            ------   ------   ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...................    0.41     0.45     0.40     0.41     0.49
  Net realized and unrealized gain (loss)
    on investments........................    0.60     0.08    (0.53)    0.55     0.13
                                            ------   ------   ------   ------   ------
  Total from Investment Operations........    1.01     0.53    (0.13)    0.96     0.62
                                            ------   ------   ------   ------   ------
LESS DISTRIBUTIONS:
  Dividends from net investment income....   (0.43)   (0.50)   (0.40)   (0.47)   (0.50)
                                            ------   ------   ------   ------   ------
NET ASSET VALUE, END OF YEAR..............  $ 9.75   $ 9.17   $ 9.14   $ 9.67   $ 9.18
                                            ======   ======   ======   ======   ======
TOTAL RETURN (%)(A).......................   11.32     5.58    (1.38)   10.85     7.02
RATIOS AND SUPPLEMENTAL DATA:
  Expenses to average daily net assets
    With expenses waived/recovered (%)....    1.20     1.20     1.20     1.20     1.20
    Without expenses waived/recovered
      (%).................................    1.89     1.80     2.13     2.28     1.94
  Net investment income to average daily
    net assets (%)........................    4.34     4.98     4.11     4.74     5.38
  Portfolio turnover rate (%).............     123      107      124      188       69
  Net assets, end of year ($ millions)....       4        2        2        5        1

---------------
   * Per share amounts have been calculated using the monthly average share method.
   + For the period January 2, 1998 (commencement of Class B Shares) to
     September 30, 1998.
 (a) These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
 (b) Not annualized.
 (c) Annualized.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                  HERITAGE INCOME TRUST--HIGH YIELD BOND FUND
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                            CLASS A SHARES                           CLASS B SHARES
                                              ------------------------------------------    ---------------------------------
                                                         FOR THE YEARS ENDED                       FOR THE YEARS ENDED
                                                            SEPTEMBER 30,                             SEPTEMBER 30,
                                              ------------------------------------------    ---------------------------------
                                               2001     2000     1999     1998     1997      2001     2000     1999    1998+
                                              ------   ------   ------   ------   ------    ------   ------   ------   ------
NET ASSET VALUE, BEGINNING OF YEAR..........  $ 7.87   $ 8.98   $ 9.77   $10.69   $10.22    $ 7.83   $ 8.94   $ 9.73   $10.57
                                              ------   ------   ------   ------   ------    ------   ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.....................    0.70     0.92     0.86     0.88     0.90      0.65     0.86     0.81     0.51
  Net realized and unrealized gain (loss) on
    investments.............................   (0.77)   (1.11)   (0.78)   (0.91)    0.46     (0.76)   (1.10)   (0.78)   (0.87)
                                              ------   ------   ------   ------   ------    ------   ------   ------   ------
  Total from Investment Operations..........   (0.07)   (0.19)    0.08    (0.03)    1.36     (0.11)   (0.24)    0.03    (0.36)
                                              ------   ------   ------   ------   ------    ------   ------   ------   ------
LESS DISTRIBUTIONS:
  Dividends from net investment income......   (0.70)   (0.92)   (0.87)   (0.89)   (0.89)    (0.66)   (0.87)   (0.82)   (0.48)
                                              ------   ------   ------   ------   ------    ------   ------   ------   ------
NET ASSET VALUE, END OF YEAR................  $ 7.10   $ 7.87   $ 8.98   $ 9.77   $10.69    $ 7.06   $ 7.83   $ 8.94   $ 9.73
                                              ======   ======   ======   ======   ======    ======   ======   ======   ======
TOTAL RETURN (%)(A).........................   (1.04)   (2.97)    0.66    (0.52)   14.00     (1.55)   (3.50)    0.14    (3.58)(b)
RATIOS AND SUPPLEMENTAL DATA:
  Expenses to average daily net assets
    With expenses waived/recovered (%)......    1.13     1.18     1.18     1.19     1.21      1.65     1.70     1.70     1.70(c)
    Without expenses waived/recovered (%)...    1.58     1.40     1.27     1.30     1.30      2.10     1.92     1.79     1.81(c)
  Net investment income to average daily net
    assets (%)..............................    9.17    10.07     8.94     8.44     8.76      8.60     9.56     8.40     7.90(c)
  Portfolio turnover rate (%)...............      56       32       52       87      101        56       32       52       87
  Net assets, end of year ($ millions)......      20       25       34       40       42         4        3        4        2

                                                            CLASS C SHARES
                                              ------------------------------------------
                                                         FOR THE YEARS ENDED
                                                            SEPTEMBER 30,
                                              ------------------------------------------
                                               2001     2000     1999     1998     1997
                                              ------   ------   ------   ------   ------
NET ASSET VALUE, BEGINNING OF YEAR..........  $ 7.83   $ 8.94   $ 9.73   $10.65   $10.18
                                              ------   ------   ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.....................    0.65     0.86     0.81     0.83     0.85
  Net realized and unrealized gain (loss) on
    investments.............................   (0.76)   (1.10)   (0.78)   (0.91)    0.46
                                              ------   ------   ------   ------   ------
  Total from Investment Operations..........   (0.11)   (0.24)    0.03    (0.08)    1.31
                                              ------   ------   ------   ------   ------
LESS DISTRIBUTIONS:
  Dividends from net investment income......   (0.66)   (0.87)   (0.82)   (0.84)   (0.84)
                                              ------   ------   ------   ------   ------
NET ASSET VALUE, END OF YEAR................  $ 7.06   $ 7.83   $ 8.94   $ 9.73   $10.65
                                              ======   ======   ======   ======   ======
TOTAL RETURN (%)(A).........................   (1.55)   (3.50)    0.14    (1.02)   13.53
RATIOS AND SUPPLEMENTAL DATA:
  Expenses to average daily net assets
    With expenses waived/recovered (%)......    1.65     1.70     1.70     1.70     1.70
    Without expenses waived/recovered (%)...    2.10     1.92     1.79     1.81     1.79
  Net investment income to average daily net
    assets (%)..............................    8.60     9.56     8.42     7.93     8.26
  Portfolio turnover rate (%)...............      56       32       52       87      101
  Net assets, end of year ($ millions)......       8        8       13       13       13

---------------
  + For the period February 2, 1998 (commencement of Class B Shares) to
    September 30, 1998.
(a) These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b) Not annualized.
(c) Annualized.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             HERITAGE INCOME TRUST
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note 1: SIGNIFICANT ACCOUNTING POLICIES. Heritage Income Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company consisting of two separate investment portfolios, the Intermediate Government Fund and the High Yield Bond Fund (each, a "Fund" and collectively, the "Funds"). The Intermediate Government Fund has an investment objective of high current income consistent with the preservation of capital. The High Yield Bond Fund has an investment objective of high current income. The Funds currently issue Class A, Class B and Class C Shares. Class A Shares which are sold subject to a maximum sales charge of 3.75% of the amount invested payable at the time of purchase. For Class A Share investments greater than $1 million, where a sales charge is waived, those shares may be subject to a maximum contingent deferred sales charge of 1% upon redemptions made in less than 18 months of purchase. Class B Shares, which were offered to shareholders beginning February 2, 1998, are sold subject to a 5% maximum contingent deferred sales charge (based on the lower of purchase price or redemption price) declining over a six-year period. Class C Shares are sold subject to a contingent deferred sales charge of 1% of the lower of net asset value or purchase price payable upon any redemptions made in less than one year of purchase. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies.

        Security Valuation: Each Fund values investment securities at market value based on the last sales price as reported by the principal securities exchange on which the security is traded. If no sale is reported, market value is based on the most recent quoted bid price and in the absence of a market quote, securities are valued using such methods as the Board of Trustees believes would reflect fair market value. Investments in certain debt instruments not traded in an organized market, are valued on the basis of valuations furnished by independent pricing services or broker/dealers that utilize information with respect to market transactions in such securities or comparable securities, quotations from dealers, yields, maturities, ratings and various relationships between securities. Short term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market.

        Repurchase Agreements: Each Fund enters into repurchase agreements whereby a Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

        Federal Income Taxes: Each Fund is treated as a single corporate taxpayer as provided for in The Tax Reform Act of 1986, as amended. Each Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.

        Distribution of Income and Gains: Distributions of net investment income are made monthly. Net realized gains from investment transactions for each Fund during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to each Fund, will be distributed to shareholders in the following fiscal year. Each Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

        Expenses: Each Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Heritage mutual funds based upon methods approved by the Board of Trustees. Expenses of each Fund are allocated to each class of shares based upon their relative percentage of net assets. All expenses that are directly attributable to a specific class of shares, such as distribution fees, are charged directly to that class.

        State Qualification Expenses: State qualification expenses are amortized based either on the time period covered by the qualification or as related shares are sold, whichever is appropriate for each state.

        Other: For purposes of these financial statements, investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis except when income is not expected. All original issue discounts are accreted for both federal income tax and financial reporting purposes.

--------------------------------------------------------------------------------
                             HERITAGE INCOME TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
--------------------------------------------------------------------------------

Note 2: FUND SHARES. At September 30, 2001, there were an unlimited number of shares of beneficial interest of no par value authorized.

        INTERMEDIATE GOVERNMENT FUND

        Transactions in Class A, B and C Shares of the Fund during the fiscal year ended September 30, 2001, were as follows:

                                              CLASS A SHARES              CLASS B SHARES              CLASS C SHARES
                                        --------------------------    -----------------------    ------------------------
                                          SHARES         AMOUNT        SHARES       AMOUNT        SHARES        AMOUNT
                                        ----------    ------------    --------    -----------    ---------    -----------
        Shares sold...................     767,476    $  7,319,699     184,146    $ 1,751,247      324,393    $ 3,098,387
        Shares issued on reinvestment
          of distributions............      90,176         845,444       2,589         24,291        8,638         81,000
        Shares redeemed...............    (833,091)     (7,890,628)    (67,861)      (643,150)     (77,024)      (726,907)
                                        ----------    ------------    --------    -----------    ---------    -----------
        Net increase..................      24,561    $    274,515     118,874    $ 1,132,388      256,007    $ 2,452,480
                                                      ============                ===========                 ===========
        Shares outstanding:
          Beginning of year...........   2,542,184                      34,936                     164,022
                                        ----------                    --------                   ---------
          End of year.................   2,566,745                     153,810                     420,029
                                        ==========                    ========                   =========

      Transactions in Class A, B and C Shares of the Fund during the fiscal year ended September 30, 2000, were as follows:

                                              CLASS A SHARES              CLASS B SHARES              CLASS C SHARES
                                        --------------------------    -----------------------    ------------------------
                                          SHARES         AMOUNT        SHARES       AMOUNT        SHARES        AMOUNT
                                        ----------    ------------    --------    -----------    ---------    -----------
        Shares sold...................      86,549    $    789,883      80,413    $   727,775      186,409    $ 1,689,266
        Shares issued on acquisition
          (Note 6)....................   3,908,806      35,531,046          --             --           --             --
        Shares issued on reinvestment
          of distributions............     119,744       1,083,489       1,532         13,835        9,037         81,611
        Shares redeemed...............  (2,735,573)    (24,818,822)    (93,302)      (842,554)    (276,861)    (2,502,142)
                                        ----------    ------------    --------    -----------    ---------    -----------
        Net increase (decrease).......   1,379,526    $ 12,585,596     (11,357)   $  (100,944)     (81,415)   $  (731,265)
                                                      ============                ===========                 ===========
        Shares outstanding:
          Beginning of year...........   1,162,658                      46,293                     245,437
                                        ----------                    --------                   ---------
          End of year.................   2,542,184                      34,936                     164,022
                                        ==========                    ========                   =========

        HIGH YIELD BOND FUND

        Transactions in Class A, B and C Shares of the Fund during the fiscal year ended September 30, 2001, were as follows:

                                              CLASS A SHARES              CLASS B SHARES              CLASS C SHARES
                                        --------------------------    -----------------------    ------------------------
                                          SHARES         AMOUNT        SHARES       AMOUNT        SHARES        AMOUNT
                                        ----------    ------------    --------    -----------    ---------    -----------
        Shares sold...................     303,143    $  2,290,140     301,571    $ 2,265,600      308,972    $ 2,317,372
        Shares issued on reinvestment
          of distributions............     160,334       1,207,280      18,284        136,958       64,501        483,394
        Shares redeemed...............    (810,960)     (6,100,646)   (166,293)    (1,235,002)    (338,545)    (2,532,072)
                                        ----------    ------------    --------    -----------    ---------    -----------
        Net increase (decrease).......    (347,483)   $ (2,603,226)    153,562    $ 1,167,556       34,928    $   268,694
                                                      ============                ===========                 ===========
        Shares outstanding:
          Beginning of year...........   3,167,602                     406,353                   1,084,688
                                        ----------                    --------                   ---------
          End of year.................   2,820,119                     559,915                   1,119,616
                                        ==========                    ========                   =========

        Transactions in Class A, B and C Shares of the Fund during the fiscal year ended September 30, 2000, were as follows:

                                              CLASS A SHARES              CLASS B SHARES              CLASS C SHARES
                                        --------------------------    -----------------------    ------------------------
                                          SHARES         AMOUNT        SHARES       AMOUNT        SHARES        AMOUNT
                                        ----------    ------------    --------    -----------    ---------    -----------
        Shares sold...................     262,522    $  2,184,794     146,530    $ 1,209,253      184,150    $ 1,542,303
        Shares issued on reinvestment
          of distributions............     217,209       1,807,050      15,398        127,204       89,811        743,545
        Shares redeemed...............  (1,136,420)     (9,472,499)   (150,886)    (1,245,835)    (592,602)    (4,948,981)
                                        ----------    ------------    --------    -----------    ---------    -----------
        Net increase (decrease).......    (656,689)   $ (5,480,655)     11,042    $    90,622     (318,641)   $(2,663,133)
                                                      ============                ===========                 ===========
        Shares outstanding:
        Beginning of year.............   3,824,291                     395,311                   1,403,329
                                        ----------                    --------                   ---------
        End of year...................   3,167,602                     406,353                   1,084,688
                                        ==========                    ========                   =========

--------------------------------------------------------------------------------
                             HERITAGE INCOME TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
--------------------------------------------------------------------------------

Note 3: PURCHASES AND SALES OF SECURITIES. For the fiscal year ended September 30, 2001, purchases and sales of investment securities (excluding repurchase agreements and short-term obligations) were as follows:

                                                                U.S. GOVERNMENT SECURITIES                   OTHER
                                                          --------------------------------------   -------------------------
                                                           PURCHASES       SALES       PAYDOWNS     PURCHASES       SALES
                                                          -----------   -----------   ----------   -----------   -----------
        Intermediate Government Fund....................  $34,924,000   $29,431,600   $1,536,058            --            --
        High Yield Bond Fund............................           --            --           --   $17,400,794   $20,907,717

Note 4: MANAGEMENT, SUBADVISORY, DISTRIBUTION, SHAREHOLDER SERVICING AGENT, FUND ACCOUNTING AND TRUSTEES' FEES. Under the Fund's Investment Advisory and Administrative Agreement with Heritage Asset Management, Inc. (the "Manager"), the Intermediate Government Fund agreed to pay to the Manager a fee equal to an annual rate of 0.50% of the Fund's average daily net assets, computed daily and payable monthly. For the High Yield Bond Fund, the management fee is 0.60% on the first $100,000,000 and 0.50% of any excess over $100,000,000 of net assets. Pursuant to a contractual agreement dated February 1, 2001, the Manager agreed to waive its investment advisory fees and, if necessary, reimburse each Fund to the extent that Class A, Class B and Class C annual operating expenses exceeded that Fund's average daily net assets attributable to that class for the 2001 fiscal year as follows:

                                                                      CLASS A   CLASS B AND C
                                                                      -------   -------------
        Intermediate Government Fund................................  0.95%        1.20%
        High Yield Bond Fund........................................  1.20%        1.65%

        Under this agreement, management fees of $130,754 were waived and $50,129 of expenses were reimbursed for the Intermediate Government Fund and management fees of $151,212 were waived in the High Yield Bond Fund for the fiscal year ended September 30, 2001. If total Fund expenses fall below the expense limitation agreed to by the Manager before the end of the fiscal year ending September 30, 2003, the Funds may be required to pay the Manager a portion or all of the waived management fees. In addition, the Funds may be required to pay the Manager a portion or all of the management fees waived of $147,610 and $91,727 for the Intermediate Government Fund and the High Yield Bond Fund, respectively, in fiscal 2000 if total Fund expenses fall below the annual expense limitations before the end of the fiscal year ending September 30, 2002.

        The Manager entered into an agreement with Salomon Brothers Asset Management Inc. to provide investment advice, portfolio management services (including the placement of brokerage orders) and certain compliance and other services for a fee payable by the Manager equal to 50% of the fees payable by the High Yield Bond Fund to the Manager without regard to any reduction due to the imposition of expense limitations. For the fiscal year ended September 30, 2001, the Manager paid $100,162 for subadviser fees.

        The Manager also is the Shareholder Servicing Agent and Fund Accountant for the Intermediate Government Fund and High Yield Bond Fund. For the fiscal year ended September 30, 2001, the Manager charged the Intermediate Government Fund $22,700 for Shareholder Servicing fees and $53,573 for Fund Accounting services. For the same period, the Manager charged the High Yield Bond Fund $26,527 for Shareholder Servicing fees and $62,349 for Fund Accounting services.

        Raymond James & Associates, Inc. (the "Distributor") has advised the Trust that the Intermediate Government Fund received $3,889 in front-end sales charges and $2,700 in contingent deferred sales charges for Class A Shares, $2,344 in contingent deferred sales charges for Class B Shares and $222 in contingent deferred sales charges for Class C Shares for the fiscal year ended September 30, 2001. The High Yield Bond Fund received $6,678 in front-end sales charges and $850 in contingent deferred sales charges for Class A Shares, $26,095 in contingent deferred sales charges for Class B Shares and $197 in contingent deferred sales charges for Class C Shares for the fiscal year ended September 30, 2001. From these fees, the Distributor paid sales commissions to salespersons and incurred other distribution costs.

        Pursuant to the Class A Distribution Plan adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Trust is authorized to pay the Distributor a fee up to .35% of the average daily net assets for Class A Shares. Under the Class B and Class C Distribution Plan, the Trust may pay the Distributor a fee of up to .60% for the Intermediate Government Fund and up to .80% for the High Yield Bond Fund of the average daily net assets. Such fees are accrued daily and payable monthly. Class B Shares will convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. The Manager, Distributor, Fund Accountant and Shareholder Servicing Agent are all wholly owned subsidiaries of Raymond James Financial, Inc.

        Trustees of the Trust also serve as Trustees for Heritage Cash Trust, Heritage Growth and Income Trust, Heritage Capital Appreciation Trust and Heritage Series Trust, investment companies that also are advised by the Manager of the Trust (collectively referred to as the "Heritage Mutual Funds"). Each Trustee of the Heritage Mutual Funds who is not an employee of the Manager or employee of an affiliate of the Manager received an annual fee of $18,000 and an additional fee of $3,000 for

--------------------------------------------------------------------------------
                             HERITAGE INCOME TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
--------------------------------------------------------------------------------

        each combined quarterly meeting of the Heritage Mutual Funds attended. Each portfolio in the Heritage Mutual Funds shares trustees' fees and expenses equally.

Note 5: FEDERAL INCOME TAXES. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Reclassifications between paid in capital, undistributed net investment income and accumulated net realized loss accounts are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not affected by these reclassifications.

        INTERMEDIATE GOVERNMENT FUND
        -----------------------------------

        For the fiscal year ended September 30, 2001, to reflect reclassifications arising from permanent book/tax differences primarily attributable to prior year adjustments and market discount, the Fund credited paid in capital $137,622 and debited accumulated net realized loss and undistributed net investment income $5,433 and $132,189, respectively. The Fund has net tax basis capital loss carryforwards of ($10,411,829) which may be applied against any realized net taxable gains until their expiration dates of September 30, 2002 ($1,429,684), September 30, 2003 ($4,315,312), September 30, 2004 ($1,737,841),
        September 30, 2005 ($446,153), September 30, 2006 ($374,992), September
        30, 2007 ($1,413,752), September 30, 2008 ($441,619) and September 30,
        2009 ($252,476). The Fund did not utilize any net tax basis capital losses during the current year to offset any net realized gains from investment transactions. In addition from November 1, 2000 to September 30, 2001, the Fund incurred $3,965 of net realized capital losses which will be deferred and treated as arising on October 1, 2001 in accordance with regulations under the Internal Revenue Code.

        HIGH YIELD BOND FUND
        ----------------------------

        For the fiscal year ended September 30, 2001, to reflect reclassifications arising from permanent book/tax differences primarily attributable to market discount, the Fund credited undistributed net investment income and debited accumulated net realized loss $160,747. The Fund has net tax basis capital loss carryforwards of ($8,348,147) which may be applied against any realized net taxable gains until their expiration dates of September 30, 2007 ($409,285), September 30, 2008 ($2,803,933) and September 30, 2009 ($5,134,929). The Fund did not
        utilize any net tax basis capital losses during the current year to offset any net realized gains from investment transactions.

Note 6: SUBSEQUENT EVENTS. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Funds to amortize premium and discount on all fixed-income securities. Upon initial adoption, each Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that each Fund would have recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect each Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations. The net effect for the adjustments are as follows:

        INTERMEDIATE GOVERNMENT FUND
        -----------------------------------

        The Fund estimates that the initial adjustment required upon adoption of premium and discount amortization will decrease the recorded cost of its investments (but not its market value) by approximately $15,181. Additionally, had this principle been in effect during the fiscal year ended September 30, 2001, the Fund estimates that net investment income would have decreased by approximately $.005 per share (.05% of net assets) and realized and unrealized gain per share would have increased by the same amount.

        HIGH YIELD BOND FUND
        ----------------------------

        The Fund estimates that the initial adjustment required upon adoption of premium and discount amortization will increase the recorded cost of its investments (but not its market value) by approximately $10,508. Additionally, had this principle been in effect during the fiscal year ended September 30, 2001, the Fund estimates that net investment income would have decreased by approximately $.002 per share (.03% of net assets) and realized and unrealized loss per share would have increased by the same amount.

--------------------------------------------------------------------------------

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of Heritage Income Trust

     In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Heritage Income
Trust -- Intermediate Government Fund and Heritage Income Trust -- High Yield Bond Fund (constituting Heritage Income Trust, hereafter referred to as the "Trust") at September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
November 5, 2001

HERITAGE FAMILY OF FUNDS(TM)
The Intelligent Creation of Wealth.

HERITAGE EQUITY FUNDS
Aggressive Growth
Capital Appreciation
Eagle International
Growth and Income
Growth Equity
Mid Cap
Small Cap
Technology
Value Equity

HERITAGE BOND FUNDS
High Yield
Intermediate Government

HERITAGE MONEY MARKET FUNDS
Money Market
Municipal Money Market

We are pleased that many of you are also investors in these funds. For more information and a prospectus for any of these mutual funds, please contact your financial advisor. Please read the prospectus carefully before you invest in any of the funds.

This report is for the information of shareholders of Heritage Income Trust. It may also be used as sales literature when preceded or accompanied by a prospectus.

(C)2001 Heritage Asset Management, Inc.

5M AR5320INL 9/01 [RECYCLE LOGO]


[HERITAGE LOGO]   Heritage Income Trust
                  P.O. Box 33022
                  St. Petersburg, FL 33733
                  www.heritagefunds.com
                  800-421-4184
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